Cromwell Foresight Global Sustainable Infrastructure Fund

Investor Class	CFGVX

Supplement dated February 2, 2023, to the Statutory Prospectus and
Statement of Additional Information (“SAI”) dated January 31, 2023

With regard to the Cromwell Foresight Global Sustainable Infrastructure Fund, the Investor Class (CFGVX) is not yet available for purchase.

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Please retain this supplement with your Statutory Prospectus and SAI.